UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 6, 2008

Vocus, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-125834	58-1806705
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4296 Forbes Boulevard, Lanham, Maryland		20706
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	3014592590

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

In February 2008, Andrew Muir, Managing Director of Vocus Europe Ltd., adopted a Rule 10b5-1 trading plan to sell up to 75,916 shares of the Company's common stock. Such plan contains per share price limits for sales under the plan, and such price limits were previously modified in May 2008. On November 6, 2008, Mr. Muir modified his trading plan by lowering the per share price limits.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vocus, Inc.

November 12, 2008	By:	Stephen A. Vintz

Name: Stephen A. Vintz
Title: Chief Financial Officer